SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 19, 2005

                              VITROTECH CORPORATION
               ---------------------------------------------------
               (Exact name of registrant as specified in Charter)

             Nevada                        0-49692               88-0504050
----------------------------------       ------------       -------------------
 (State or other jurisdiction            (Commission           (IRS Employer
 of incorporation or organization)        File No.)         Identification No.)

                         5 Hutton Centre Dr., Suite 700
                           Santa Ana, California 92707
            ---------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                  714-708-4700
                     --------------------------------------
                            (Issuer Telephone number)

    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2005, VitroTech Corporation (the "Company") entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") with a single accredited investor pursuant to which the investor agreed to loan to the Company up to $3,000,000.

Pursuant to the terms of the Purchase Agreement, the lender provided an initial advance of $1,500,000 and the Company issued to the investor (1) a Senior Secured Convertible Promissory Note (the "Note") in the principal amount of $1,500,000 and (2) a Warrant (the "Warrant") to purchase 3,625,000 shares of common stock. Additional amounts will be funded and securities issued under the Purchase Agreement, subject to compliance with various closing conditions, as follows: (1) $500,000 will be advanced in exchange for a Note in the amount of $500,000 and a Warrant to purchase 1,208,333 shares of common stock upon the Company realizing at least $750,000 in cumulative 2005 net sales to end-users with a profit margin of at least 40%; (2) an additional $500,000 will be advanced in exchange for a Note in the amount of $500,000 and a Warrant to purchase 1,208,333 shares of common stock upon the Company realizing at least $1,250,000 in cumulative 2005 net sales to end-users with a profit margin of at least 40%; and (3) an additional $500,000 will be advanced in exchange for a
Note in the amount of $500,000 and a Warrant to purchase 1,208,334 shares of common stock upon the Company realizing at least $2,000,000 in cumulative 2005 net sales to end-users with a gross profit margin of at least 40%.

All of the securities described above were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The issuance was privately negotiated with a single accredited investor and with no general solicitation or public advertising.

The Notes bear interest at eleven percent, provide for monthly interest payments and mature December 31, 2006, subject to the Company's right to extend the maturity of the Notes until December 31, 2007 if no events of default occur. The Notes are convertible into common stock of the Company at a price of $0.12 per share. The Notes are secured by a Security Agreement covering substantially all of the Company's assets. The investor and 1568931 Ontario Ltd, the secured lender under the Company's existing $3 million secured revolving line of credit facility, have agreed in principal to enter into an Intercreditor Agreement pursuant to which the investor and 1568931 Ontario Ltd will share the collateral pledged by the Company.

Each of the Warrants is exercisable until January 1, 2010 at an exercise price of $0.13 per share.

Both the Notes and the Warrants provide for certain adjustments in the conversion price of the Notes and the exercise price of the Warrants in the event of certain stock splits, reverse stock splits, stock dividends, mergers and other transactions, including issuances of securities in the future at prices less than the conversion price or exercise price, as applicable.

Pursuant to the terms of the Purchase Agreement, the Company and the investor entered into a Registration Rights Agreement under which the Company granted to the investor demand and piggyback registration rights pursuant to which the Company may be compelled to file a registration statement covering the shares underlying the Notes and Warrants and the investor may opt to include such shares in registration statements otherwise filed by the Company. The Registration Rights Agreement includes provisions requiring the Company to pay a fee equal to 2% of the securities to be registered each month should the registration statement not be filed within 45 days of demand or become effective within 120 days of demand.

Pursuant to the terms of the Purchase Agreement, the Company also agreed to (1) carry out a reverse stock split within ninety (90) days of closing, (2) permit the investor to appoint an observer to participate in Company board meetings,
(3) grant to the investor a right of first refusal with respect to future financings, and (4) pay legal fees of the investor in connection with the transaction, not to exceed $25,000.

The Company paid a finder's fee of $100,000 to The Shemano Group, Inc. in connection with the issuance of the Notes. The fee to The Shemano Group was paid pursuant to a letter agreement amending the terms of a Finder's Agreement dated August 11, 2004 pursuant to which The Shemano Group agreed to act as a non-exclusive finder with respect to the private placement of up to $8 million of securities by the Company. Under the terms of the Finder's Agreement, the Company agreed to pay to The Shemano Group cash compensation of eight percent (8%) of funds received and 30,000 warrants for each $1,000,000 raised. The letter agreement amended the compensation provisions of the Finder's Agreement solely with respect to the Note issuance described herein

The foregoing is qualified in its entirety by reference to the documents filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and
10.10.

Item 2.03 Creation of a Direct Financial Obligation

See Item 1.01 above.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      10.1 Note and Warrant Purchase Agreement, dated January 14, 2005, between VitroTech Corporation and Vitrobirth, LLC

      10.2 Form of Senior Secured Convertible Promissory Note, dated January 14, 2005

      10.3  Form of Warrant, dated January 14, 2005

      10.4  Form of Registration Rights Agreement, dated January 14, 2005

      10.5  Form of Security Agreement, dated January 14, 2005

      10.6  Form of Guaranty, dated January 14, 2005, from VitroCo Incorporated

      10.7  Form of Subsidiary Security Agreement, dated January 14, 2005

      10.8 Agreement, dated January 14, 2005, between VitroTech, Hi-Tech Environmental Products, LLC and Enviro Investment Group, LLC

      10.9 Finder's Agreement, dated August 11, 2004, between VitroTech and The Shemano Group, Inc.

      10.10 Letter Agreement, dated January 21, 2005, amending Finder's Agreement between VitroTech and The Shemano Group

      99.1 Press release entitled "VitroTech Corporation Completes Private Placement Transaction," dated January 20, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VITROTECH CORPORATION

Dated:  January 24, 2005
                                  By: /s/ Glenn Easterbrook
                                      ------------------------------------------
                                      Glenn Easterbrook
                                      Chief Executive Officer